Trade and Other Receivables, net	12 Months Ended
Dec. 31, 2025
Receivables [Abstract]
Trade and Other Receivables, net	Trade and Other Receivables, net
Trade and other receivables are recorded at amortized cost, net of allowance for credit losses, and represent a contractual right to receive money on demand or on fixed or determinable dates that are typically short-term with payment due within 90 days or less.

	December 31,
($ in millions)	2025	2024
Trade and other receivables, gross	527	469
Allowance for credit losses (1)	(1)	(1)
Trade and other receivables, net	526	468
(1) As of and for the years ended December 31, 2025, 2024, and 2023, balances and activity related to the allowance for credit losses were immaterial.

We enter into various factoring agreements with third-party financial institutions to sell certain of our trade receivables. We factored trade receivables of $440 million and $403 million during the years ended December 31, 2025 and 2024, respectively, under these factoring arrangements. The cash received from these arrangements is reflected as net cash (used in) provided by operating activities in the Consolidated Statements of Cash Flows. In certain of these factoring arrangements, for ease of administration, we will collect customer payments related to the factored gross receivables, including our trade receivables, which we then remit to the financial institutions. At December 31, 2025 and 2024, we had $149 million and $152 million, respectively, that was collected on behalf of the financial institutions and recorded as other current liabilities in the Consolidated Balance Sheets. The net cash flows relating to these collections are reported as financing activities in the Consolidated Statements of Cash Flows.